                                               Amendment #1
                                                  to the
                                        AUTOMATIC AND FACULTATIVE
                               YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                       EFFECTIVE December 15, 2003

                                                 Between
                                       PRUCO LIFE INSURANCE COMPANY

                                              (THE COMPANY)
                                                   And
                                        MUNICH AMERICAN REASSURANCE COMPANY
                                             (THE REINSURER)

The parties hereby agree to the following:

1.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

       For policy risk amounts  where the M Life  Insurance  Company has capacity to retain a 10% share of the  mortality  risk under the Modco  Agreement  described  in the  Preamble,  THE  REINSURER  will automatically  reinsure  under this  Agreement  an amount  equal to 17.78%  times 50% of the policy risk amount.  Once the M Life  Insurance  Company has reached its  retention  limit,  THE REINSURER will  automatically  reinsure  under  this  Agreement  an amount  equal to 22.22%  times 50% of the policy  risk  amount.  M Life  Insurance  Company's  retention  limit is $1 million  per life.  The portion  reinsured with THE REINSURER  under this Agreement  (17.78% or 22.22%) is known as the YRT
       Percentage.

       For policy risk amounts  where the M Life  Insurance  Company has  capacity,  THE COMPANY will also reinsure under one or more Other YRT Agreements with  THIRD-PARTY  REINSURERS  amounts up to 62.22%
       times 50% of the policy risk amount.  For policy risk amounts  where the M Life  Insurance  Company has  exceeded  its  retention  limit,  THE  COMPANY  will  reinsure  under  one or more  Other  YRT
       Agreements with  THIRD-PARTY  REINSURERS  amounts up to 77.78% times 50% of the policy risk amount.
       The total policy risk amount to be reinsured  through this  Agreement and all Other YRT  Agreements will not exceed 50% of the First Layer of Coverage amounts shown in Schedule A, Section 5.

              Example 1 - (M Life has full capacity of $1 million  available) - If the policy risk amount is $10  million, the M Life Insurance Company will retain $1 million  (i.e., 10% times $10 million) under the Modco Agreement and THE REINSURER will reinsure $ 889,000  (i.e., 17.78%
              times 50% times $10  million) under this Agreement.

              Example 2 - (M Life has capacity of $200,000 available) - If the policy risk amount is $10 million, the M Life Insurance Company will retain $200,000 (i.e., 10% of the first $2 million) under the Modco Agreement and THE REINSURER will reinsure $1,066,600  (i.e.,
              17.78% times 50% of the first $2 million plus 22.22% times 50% of the policy risk amount in excess of $2 million) under this Agreement.

              Example 3 - (M Life has no capacity) - If the policy risk amount is $10 million, THE
              REINSURER will reinsure $ 1,111,000  (i.e., 22.22% times 50% of the policy risk amount)
              under this Agreement.

2.       SCHEDULE B, Section 6, NET AMOUNT AT RISK, shall be replaced by the following:

         The policy net amount at risk is equal to the excess of the death benefit over the contract fund.  The portion of the net amount at risk reinsured under this Agreement is equal to the product of the YRT Percentage times 50% of the policy net amount at risk.

         Changes in the net amount at risk can result from increases, as well as decreases in the face amount.  These changes can also result from changes in the contract fund, i.e., changes due to unit value fluctuations, the assessment of contract fees and charges, the crediting of interest and the addition or withdrawal of funds.  Changes in the net amount at risk can also result from changes in the death benefit needed to meet the definition of life insurance once a policy enters the "corridor."

         Changes in the reinsured portion of the net amount at risk will depend on whether the retention limit of M Life Insurance Company has been reached.  These changes will operate as follows:

a.       Increase in Policy Net Amount at Risk - (Assumes M Life Insurance Company has
                     capacity to retain its 10% share up to its retention limit) - An amount equal to the YRT
                     Percentage, as defined in Schedule A, times 50% of the new policy net amount at risk
                     will be reinsured under this Agreement.  In addition, an amount equal to  X% times
             50%
                             of the new policy net amount at risk will be reinsured under one or more
Other YRT
                             Agreements with THIRD-PARTY REINSURERS, where X is derived as follows:

1.       For the portion of the policy whereby M Life Insurance Company can retain its 10% share up to its retention limit, X% is equal to 80% minus the YRT Percentage.

2.       For the portion of the policy whereby M Life Insurance Company has exceeded its retention limit, X% is equal to 100% minus the YRT Percentage.

                           Example 1 - The policy amount is $1 million, the contract fund is $400,000 and the net amount at risk is $600,000.  With respect to 50% of the policy risk amount addressed by this Agreement,  $60,000 is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $53,340 i.e., ($600,000 x 17.78% x 50%) is reinsured under this Agreement, and
                           $186,660 i.e., ($600,000 x (80% - 17.78%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $60,000 is retained by THE COMPANY and $240,000 is ceded to the THIRD-PARTY REINSURERS.

                           There is no other insurance retained by M Life Insurance Company on the same insured.  If the face amount is increased to $2 million, the net amount at risk is increased to $1.6 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $160,000 is reinsured with
                           M Life Insurance Company under the Modco Agreement as described in the
                           Preamble, $142,240 i.e., ($1.6 million x 17.78% x 50%) is reinsured under this
                           Agreement, and  $497,760 i.e., ($1.6 million x (80% - 17.78%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $160,000 is retained by THE COMPANY and $640,000 is ceded to the THIRD-PARTY REINSURERS.

                           Example 2 - The policy amount is $35 million, the contract fund is $5 million and the net amount at risk is $30 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $3,111,000 i.e., [($10  million x  17.78% x 50%) + ($20  million x 22.22% x
                           50%)] is reinsured under this Agreement, and $10,889,000 i.e., [($10 million x
                           (80% - 17.78%) x 50%) + ($20  million x (100% - 22.22%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3,000,000 is retained by THE COMPANY and $12,000,000 is ceded to the THIRD-PARTY REINSURERS.

                           If the face amount is increased to $40 million, the net amount at risk is increased to $35 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $3,666,500  i.e., [($10 million x 17.78% x 50%) + ($25 million x 22.22% x
                           50%)] is reinsured under this Agreement, and  $12,833,500 i.e., [($10 million
                           x (80% - 17.78%) x 50%) + ($25 million x (100% - 22.22%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3,500,000 is retained by THE COMPANY and $14,000,000 is ceded to the THIRD-PARTY REINSURERS.

                           Example 3 - The policy amount is $10.5  million, the contract fund is
                           $500,000  and the net amount at risk is $10  million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the
                           Preamble, $ 889,000   i.e., ($10 million x 17.78%) x 50%) is reinsured under
                           this Agreement, and $ 3,111,000   i.e., ($10 million x (80% - 17.78%) x 50%)
                           is reinsured under one or more Other YRT Agreements with THIRD-PARTY
                           REINSURERS.  With respect to the remaining 50% of the policy risk amount, $1 million is retained by THE COMPANY and $4 million  is ceded to the THIRD-PARTY
                           REINSURERS.

                           There is no other insurance retained by M Life Insurance Company on the same insured.  If the face amount is increased to $11  million, the net amount at risk is increased to $10.5  million.  In this instance, with respect to 50% of
                           the policy risk amount addressed by this Agreement, $1 million    is reinsured
                           with M Life Insurance Company under the Modco Agreement as described in the
                           Preamble, $944,550  i.e.,  [($10 million x 17.78% x 50%) + ($500,000  x 22.22%
                           x 50%)]  is reinsured under this Agreement, and  $3,305,450   i.e., [($10
                           million x (80% - 17.78%) x 50%) + ($500,000  x (100% - 22.22%) x 50%)]  is
                           reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $1,050,000  is retained by THE COMPANY and $4,200,000  is ceded to the THIRD-PARTY REINSURERS.

b.       Decrease in Policy Net Amount at Risk - (Assumes M Life Insurance Company has capacity to retain its 10% share up to its retention limit) - An amount equal to the YRT
                  Percentage, as defined in Schedule A, times 50% of the new policy net amount at risk will be reinsured under this Agreement.  In addition, an amount equal to X% times 50%
                  of the new policy net amount at risk will be reinsured under one or more Other YRT
                  Agreements with THIRD-PARTY REINSURERS, where X is derived as defined in Section 6a above.

                           Example 4 - The policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is $1.6 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $160,000 is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $142,240 i.e., ($1.6 million x 17.78% x 50%) is reinsured under this
                           Agreement, and $497,760 i.e., ($1.6 million x (80% - 17.78%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $160,000 is retained by THE COMPANY and $640,000 is ceded to the THIRD-PARTY REINSURERS.

                           If the face amount is decreased to $1 million, the net amount at risk is decreased to $600,000.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $60,000 is reinsured with M Life
                           Insurance Company under the Modco Agreement, as described in the Preamble,
                           $53.340 i.e., ($600,000 x 17.78% x 50%) is reinsured under this Agreement, and  $186,660 i.e., ($600,000 x (80% - 17.78%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $60,000 is retained by THE COMPANY and $240,000 is ceded to the THIRD-PARTY REINSURERS.

                           Example 5 - The policy amount is $40 million, the contract fund is $5 million and the net amount at risk is $35 million.  With respect to 50% of the policy
                           risk amount addressed by this Agreement,  $1 million   is reinsured with M
                           Life Insurance Company under the Modco Agreement as described in the Preamble,
                           $3,666,500  i.e., [($10 million x 17.78% x 50%) + ($25 million x 22.22% x
                           50%)] is reinsured under this Agreement, and $12,833,500  i.e., [($10 million
                           x (80% - 17.78%) x 50%) + ($25 million x (100% - 22.22%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3,500,000 is retained by THE COMPANY and $14,000,000 is ceded to the THIRD-PARTY REINSURERS.

                           If the face amount is decreased to $35 million, the net amount at risk is decreased to $30 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $3,111,000  i.e., [($10 million x  17.78% x 50%) + ($20 million x 22.22% x
                           50%)] is reinsured under this Agreement, and  $10,889,000  i.e., [($10 million
                           x (80% - 17.78%) x 50%) + ($20 million x (100% - 22.22%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3,000,000 is retained by THE COMPANY and $12,000,000 is ceded to the THIRD-PARTY REINSURERS.

                           Example 6 - The policy amount is $11 million, the contract fund is $500,000 and the net amount at risk is $10.5  million.  With respect to 50% of the policy risk amount,  $1 million  is reinsured with M Life Insurance Company
                           under the Modco Agreement as described in the Preamble, $944,550   i.e., [($10
                           million x  17.78% x 50%) + ($500,000 x 22.22% x 50%)]  is reinsured under this
                           Agreement, and $3,305,450   i.e.,  [($10 million x (80% - 17.78%) x 50%) +
                           ($500,000 x (100% - 22.22%) x 50%)]    is reinsured under one or more Other
                           YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50%
                           of the policy risk amount, $1,050,000  is retained by THE COMPANY and
                           $4,200,000  is ceded to the THIRD-PARTY REINSURERS.

                           If the face amount is decreased to $10.5  million, the net amount at risk is decreased to $10  million.  In this instance, with respect to 50% of the policy risk amount, $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $889,000  i.e., ($10 million x 17.78% x 50%) is reinsured under this Agreement, and  $3,111,000
                           i.e., ($10  million x (80% - 17.78%)x 50%) is reinsured under one or more
                           Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $1 million  is retained by THE
                           COMPANY and $4 million  is ceded to the THIRD-PARTY REINSURERS.

c.       Termination of a non-MPVUL Policy which Results in Additional Capacity at M Life Insurance
                  Company - The portion of the policy net amount at risk reinsured under this Agreement will be decreased by the amount of additional capacity at the M Life Insurance Company made available by the termination of the non-MPVUL policy.

                           Example 7 - The policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is $1.6 million.  With respect to 50% of the policy risk amount, $0 is reinsured with M Life Insurance Company under the Modco
                           Agreement as described in the Preamble (because the M Life Insurance Company retention limit was reached entirely as a result of a non-MPVUL policy),
                           $177,760 i.e., i.e., ($1.6 million x 22.22% x 50%) is reinsured under this
                           Agreement, and $622,240 i.e., ($1.6 million x (100% - 22.22%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $160,000 is retained by THE COMPANY and $640,000 is ceded to the THIRD-PARTY REINSURERS.

                            If the non-MPVUL policy is terminated, thereby making available an additional
                           10% capacity at the M Life Insurance Company, then that capacity will be utilized for the $2 million MPVUL policy.  In that instance, the policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is
                           $1.6 million.  With respect to 50% of the policy risk amount $160,000 is reinsured with the M Life Insurance Company under the Modco Agreement as described in the Preamble,  $142,240 i.e., ($1.6 million x 17.78% x 50%) is reinsured under this Agreement and $497,760 i.e., ($1.6 million x (80% -
                           17.78%) x 50%) is reinsured under one or more Other YRT Agreements with
                           THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $160,000 is retained by THE COMPANY and $640,000 is ceded to the
                           THIRD-PARTY REINSURERS.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of
January 1, 2006 .

------------------------------------------------------------ -------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY                                  MUNICH AMERICAN
                                                             REASSURANCE COMPANY

By:________________________________                          By:______________________________

Title:_______________________________                        Title:_____________________________

Date:_______________________________                         Date:_____________________________

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                               Amendment #2
                                                  to the
                                        AUTOMATIC AND FACULTATIVE
                               YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                       EFFECTIVE December 15, 2003

                                                 Between
                                       PRUCO LIFE INSURANCE COMPANY
                                              (THE COMPANY)

                                                   And

                                        MUNICH AMERICAN REASSURANCE COMPANY
                                             (THE REINSURER)

The parties hereby agree to the following:

3.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

       The portion reinsured with THE REINSURER under this Agreement is known as the YRT Percentage.
       The YRT Percentage varies depending on the effective date of the policy as described in the remainder of this section.

       For Policies With Effective Dates Prior to January 19, 2005

       For policy risk amounts  where the M Life  Insurance  Company has capacity to retain a 10% share of the  mortality  risk under the Modco  Agreement  described  in the  Preamble,  THE  REINSURER  will automatically  reinsure  under this  Agreement  an amount  equal to 17.78%  times 50% of the policy risk amount.  Once the M Life  Insurance  Company has reached its  retention  limit,  THE REINSURER will  automatically  reinsure  under  this  Agreement  an amount  equal to 22.22%  times 50% of the policy risk amount.  For policies  effective  prior to January 1, 2006, M Life Insurance  Company's retention  limit is $400,000 per life.  For policies  effective  prior to January 19, 2005, the YRT
       Percentage refers to 17.78% or 22.22%.

       For policy risk amounts  where the M Life  Insurance  Company has  capacity,  THE COMPANY will also reinsure under one or more Other YRT Agreements with  THIRD-PARTY  REINSURERS  amounts up to 62.22%
       times 50% of the policy risk amount.  For policy risk amounts  where the M Life  Insurance  Company has  exceeded  its  retention  limit,  THE  COMPANY  will  reinsure  under  one or more  Other  YRT
       Agreements with  THIRD-PARTY  REINSURERS  amounts up to 77.78% times 50% of the policy risk amount.
       The total policy risk amount to be reinsured  through this  Agreement and all Other YRT  Agreements will not exceed 50% of the First Layer of Coverage amounts shown in Schedule A, Section 5.

              Example 1 - (M Life has full capacity of $400,000 available) - If the policy risk amount is
              $4  million, the M Life Insurance Company will retain $400,000 (i.e., 10% times $4 million)
              under the Modco Agreement and THE REINSURER will reinsure $ 355,600  (i.e., 17.78% times
              50% times $4 million) under this Agreement.

              Example 2 - (M Life has capacity of $200,000 available) - If the policy risk amount is $4 million, the M Life Insurance Company will retain $200,000 (i.e., 10% of the first $2 million) under the Modco Agreement and THE REINSURER will reinsure $400,000  (i.e., 17.78%
              times 50% of the first $2 million plus 22.22% times 50% of the policy risk amount in excess of $2 million) under this Agreement.

              Example 3 - (M Life has no capacity) - If the policy risk amount is $4 million, THE
              REINSURER will reinsure $ 444,400  (i.e., 22.22% times 50% of the policy risk amount) under this Agreement.

       For Policies With Effective Dates Between January 19, 2005 and September 27, 2006

         US/Canadian Residents

         For policy risk  amounts  where the M Life  Insurance  Company has capacity to retain a 10% share of the mortality  risk under the Modco  Agreement  described in the Preamble,  THE REINSURER will automatically  reinsure  under this  Agreement  an amount equal to 20.00% times 50% of the policy risk amount.  Once the M Life Insurance  Company has reached its retention  limit,  THE REINSURER will  automatically  reinsure  under this  Agreement  an amount  equal to 25.00% times 50% of the policy  risk  amount.  For  policies  effective  prior  to  January  1,  2006,  M Life  Insurance
         Company's  retention  limit is  $400,000  per life.  For  policies  effective  January 1, 2006 or later,  M Life  Insurance  Company's  retention  limit  is $1  million  per  life.  For  policies effective  on or after  January 19, 2005 and prior to  September  28,  2006,  the YRT  Percentage refers to 20.00% or 25.00%.

         For policy risk amounts where the M Life  Insurance  Company has capacity,  THE COMPANY will also reinsure  under one or more  Other YRT  Agreements  with  THIRD-PARTY  REINSURERS  amounts  up to
         60.00% times 50% of the policy risk amount.  For policy risk amounts  where the M Life  Insurance
         Company has exceeded its retention  limit,  THE COMPANY will reinsure under one or more Other YRT
         Agreements  with  THIRD-PARTY  REINSURERS  amounts  up to  75.00%  times 50% of the  policy  risk amount.  The total policy risk amount to be reinsured  through this  Agreement  and all Other YRT
         Agreements  will not exceed 50% of the First  Layer of  Coverage  amounts  shown in  Schedule  A,
         Section 5.

              Example 4 - (M Life has full capacity of $1 million  available) - If the policy risk amount is $10  million, the M Life Insurance Company will retain $1 million  (i.e., 10% times $10 million) under the Modco Agreement and THE REINSURER will reinsure $ 1,000,000  (i.e.,
              20.00% times 50% times $10  million) under this Agreement.

              Example 5 - (M Life has capacity of $200,000 available) - If the policy risk amount is $10 million, the M Life Insurance Company will retain $200,000 (i.e., 10% of the first $2 million) under the Modco Agreement and THE REINSURER will reinsure $1,200,000  (i.e.,
              20.00% times 50% of the first $2 million plus 25.00% times 50% of the policy risk amount in excess of $2 million) under this Agreement.

              Example 6 - (M Life has no capacity) - If the policy risk amount is $10 million, THE
              REINSURER will reinsure $ 1,250,000  (i.e., 25.00% times 50% of the policy risk amount)
              under this Agreement.

         Non US/Canadian Residents

         THE REINSURER will automatically reinsure under this Agreement an amount equal to 40.00% times
         50% of the policy risk amount regardless of M Life Insurance Company's capacity.

       For Policies With Effective Dates of September 28, 2006 or Later

         US/Canadian Residents

         For policy risk  amounts  where the M Life  Insurance  Company has capacity to retain a 10% share of the mortality  risk under the Modco  Agreement  described in the Preamble,  THE REINSURER will automatically  reinsure  under this  Agreement  an amount equal to 22.86% times 50% of the policy risk amount.  Once the M Life Insurance  Company has reached its retention  limit,  THE REINSURER will  automatically  reinsure  under this  Agreement  an amount  equal to 28.58% times 50% of the policy  risk  amount.  For  policies  effective  January  1,  2006  or  later,  M Life  Insurance
         Company's  retention  limit is $1 million per life. For policies  effective on or after September
         28, 2006, the YRT Percentage refers to 22.86% or 28.58%.

         For policy risk amounts where the M Life  Insurance  Company has capacity,  THE COMPANY will also reinsure  under one or more  Other YRT  Agreements  with  THIRD-PARTY  REINSURERS  amounts  up to
         57.14% times 50% of the policy risk amount.  For policy risk amounts  where the M Life  Insurance
         Company has exceeded its retention  limit,  THE COMPANY will reinsure under one or more Other YRT
         Agreements  with  THIRD-PARTY  REINSURERS  amounts  up to  71.42%  times 50% of the  policy  risk amount.  The total policy risk amount to be reinsured  through this  Agreement  and all Other YRT
         Agreements  will not exceed 50% of the First  Layer of  Coverage  amounts  shown in  Schedule  A,
         Section 5.

              Example 7 - (M Life has full capacity of $1 million  available) - If the policy risk amount is $10  million, the M Life Insurance Company will retain $1 million  (i.e., 10% times $10 million) under the Modco Agreement and THE REINSURER will reinsure $ 1,143,000  (i.e.,
              22.86% times 50% times $10  million) under this Agreement.

              Example 8 - (M Life has capacity of $200,000 available) - If the policy risk amount is $10 million, the M Life Insurance Company will retain $200,000 (i.e., 10% of the first $2 million) under the Modco Agreement and THE REINSURER will reinsure $1,371,800  (i.e.,
              22.86% times 50% of the first $2 million plus 28.58% times 50% of the policy risk amount in excess of $2 million) under this Agreement.

              Example 9 - (M Life has no capacity) - If the policy risk amount is $10 million, THE
              REINSURER will reinsure $ 1,429,000  (i.e., 28.58% times 50% of the policy risk amount)
              under this Agreement.

         Non US/Canadian Residents

         THE REINSURER will automatically reinsure under this Agreement an amount equal to 40.00% times
         50% of the policy risk amount regardless of M Life Insurance Company's capacity.

4.       SCHEDULE A, Section 5, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the
         Automatic Issue Limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
           Ages:         18 - 65            $60,000,000                 $55,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $49,000,000                 $44,000,000                   $35,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $26,500,000                 $23,500,000                   $16,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $22,000,000                 $19,000,000                   $11,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $13,500,000                 $11,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $5,350,000                  $4,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          Ages:          18 - 65         $50,000,000                 $50,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $40,000,000                 $40,000,000                   $34,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $23,500,000                 $23,500,000                   $15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $19,000,000                 $19,000,000                   $10,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $11,500,000                 $10,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $4,350,000                  $3,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
          Ages:          18 - 65            $50,000,000                 $35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $40,000,000                 $25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $35,000,000                 $15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $15,000,000                 $10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $10,000,000                 $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

       For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE
       REINSURER on that life under this Agreement will not exceed the amounts in the following tables:

        For Policies With Effective Dates Prior to January 19, 2005

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65             $5,555,000                  $3,888,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $4,444,000                  $2,777,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $3,888,500                  $1,666,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $1,666,500                  $1,111,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $1,111,000                  $ 555,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 555,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 166,650                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:  18 - 70         $740,593            $555,500              None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75         $555,500            $370,296              None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:   18 - 70        $2,222,000         $ 1,666,500            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $1,666,500         $ 1,111,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

        For Policies With Effective Dates Between January 19, 2005 and September 27, 2006

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65             $6,250,000                  $4,375,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $5,000,000                  $3,125,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $4,375,000                  $1,875,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $1,875,000                  $1,250,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $1,250,000                  $ 625,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 625,000                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 187,500                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:  18 - 70         $833,250            $625,000              None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75         $625,000            $416,625              None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:   18 - 70        $2,500,000         $1,875,000             None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $1,875,000         $1,250,000             None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

        For Policies With Effective Dates of September 28, 2006 or Later

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65             $7,145,000                  $5,001,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $5,716,000                  $3,572,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $5,001,500                  $2,143,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $2,143,500                  $1,429,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $1,429,000                  $ 714,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 714,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 214,350                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:  18 - 70         $952,571            $714,500              None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75         $714,500            $476,286              None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:   18 - 70        $2,858,000         $2,143,500             None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $2,143,500         $1,429,000             None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

5.       SCHEDULE B, Section 6, NET AMOUNT AT RISK, shall be replaced by the following:

         The policy net amount at risk is equal to the excess of the death benefit over the contract fund.  The portion of the net amount at risk reinsured under this Agreement is equal to the product of the YRT Percentage times 50% of the policy net amount at risk.

         Changes in the net amount at risk can result from increases as well as decreases in the face amount.  These changes can also result from changes in the contract fund, i.e., changes due to unit value fluctuations, the assessment of contract fees and charges, the crediting of interest and the addition or withdrawal of funds.  Changes in the net amount at risk can also result from changes in the death benefit needed to meet the definition of life insurance once a policy enters the "corridor."

         Changes in the reinsured portion of the net amount at risk will depend on whether the retention limit of M Life Insurance Company has been reached.  These changes will operate as follows:

         All examples in this section assume US/Canadian residents and policy effective dates on or after September 28, 2006.  For policies covering US/Canadian residents with policy effective dates prior to September 28, 2006 and policies covering non US/Canadian residents, the calculation would be the same except that the YRT Percentage and M Life Insurance Company's retention limit may be different.

b.       Increase in Policy Net Amount at Risk - (Assumes M Life Insurance Company has capacity to retain its 10% share up to its retention limit) - An amount equal to the YRT
                  Percentage, as defined in Schedule A, times 50% of the new policy net amount at risk will be reinsured under this Agreement.  In addition, an amount equal to  X% times 50%
                  of the new policy net amount at risk will be reinsured under one or more Other YRT
                  Agreements with THIRD-PARTY REINSURERS, where X is derived as follows:

1.       For the portion of the policy whereby M Life Insurance Company can retain its 10% share up to its retention limit, X% is equal to 80% minus the YRT Percentage.

2.       For the portion of the policy whereby M Life Insurance Company has exceeded its retention limit, X% is equal to 100% minus the YRT Percentage.

                           Example 1 - The policy amount is $1 million, the contract fund is $400,000 and the net amount at risk is $600,000.  With respect to 50% of the policy risk amount addressed by this Agreement,  $60,000 is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $68,580 (i.e., $600,000 x 22.86% x 50%) is reinsured under this Agreement, and
                           $171,420 (i.e., $600,000 x (80% - 22.86%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $180,000 is retained by THE COMPANY and $120,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           There is no other insurance retained by M Life Insurance Company on the same insured.  If the face amount is increased to $2 million, the net amount at risk is increased to $1.6 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $160,000 is reinsured with
                           M Life Insurance Company under the Modco Agreement as described in the
                           Preamble, $182,880 (i.e., $1.6 million x 22.86% x 50%) is reinsured under this
                           Agreement, and  $457,120 (i.e., $1.6 million x (80% - 22.86%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $480,000 is retained by THE COMPANY and $320,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           Example 2 - The policy amount is $35 million, the contract fund is $5 million and the net amount at risk is $30 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $4,001,000 [i.e., ($10 million x  22.86% x 50%) + ($20  million x 28.58% x
                           50%)] is reinsured under this Agreement, and $9,999,000 [i.e., ($10 million x
                           (80% - 22.86%) x 50%) + ($20  million x (100% - 28.58%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $9,000,000 is retained by THE COMPANY and $6,000,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           If the face amount is increased to $40 million, the net amount at risk is increased to $35 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $4,715,500  [i.e., ($10 million x 22.86% x 50%) + ($25 million x 28.58% x
                           50%)] is reinsured under this Agreement, and  $11,784,500 [i.e., ($10 million
                           x (80% - 22.86%) x 50%) + ($25 million x (100% - 28.58%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $10,500,000 is retained by THE COMPANY and $7,000,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           Example 3 - The policy amount is $10.5  million, the contract fund is
                           $500,000  and the net amount at risk is $10 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the
                           Preamble, $1,143,000 (i.e., $10 million x 22.86%) x 50%) is reinsured under this Agreement, and $ 2,857,000  (i.e., $10 million x (80% - 22.86%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $3 million is retained by THE COMPANY and $2 million  is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           There is no other insurance retained by M Life Insurance Company on the same insured.  If the face amount is increased to $11 million, the net amount at risk is increased to $10.5 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $1 million is reinsured with M Life Insurance Company under the Modco Agreement as described in the
                           Preamble, $1,214,450  [i.e.,  ($10 million x 22.86% x 50%) + ($500,000  x
                           28.58% x 50%)]  is reinsured under this Agreement, and  $3,035,550  [i.e.,
                           ($10 million x (80% - 22.86%) x 50%) + ($500,000  x (100% - 28.58%) x 50%)]
                           is reinsured under one or more Other YRT Agreements with THIRD-PARTY
                           REINSURERS.  With respect to the remaining 50% of the policy risk amount,
                           $3,150,000  is retained by THE COMPANY and $2,100,000  is ceded to the
                           THIRD-PARTY REINSURERS under other reinsurance agreements.

c.       Decrease in Policy Net Amount at Risk - (Assumes M Life Insurance Company has capacity to retain its 10% share up to its retention limit) - An amount equal to the YRT
                  Percentage, as defined in Schedule A, times 50% of the new policy net amount at risk will be reinsured under this Agreement.  In addition, an amount equal to X% times 50%
                  of the new policy net amount at risk will be reinsured under one or more Other YRT
                  Agreements with THIRD-PARTY REINSURERS, where X is derived as defined in Section 6a above.

                           Example 4 - The policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is $1.6 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $160,000 is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $182,880 (i.e., $1.6 million x 22.86% x 50%) is reinsured under this
                           Agreement, and $457,120 (i.e., $1.6 million x (80% - 22.86%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $480,000 is retained by THE COMPANY and $320,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           If the face amount is decreased to $1 million, the net amount at risk is decreased to $600,000.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $60,000 is reinsured with M Life
                           Insurance Company under the Modco Agreement, as described in the Preamble,
                           $68,580 (i.e., $600,000 x 22.86% x 50%) is reinsured under this Agreement, and  $171,420 (i.e., $600,000 x (80% - 22.86%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $180,000 is retained by THE COMPANY and $120,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           Example 5 - The policy amount is $40 million, the contract fund is $5 million and the net amount at risk is $35 million.  With respect to 50% of the policy
                           risk amount addressed by this Agreement,  $1 million   is reinsured with M
                           Life Insurance Company under the Modco Agreement as described in the Preamble,
                           $4,715,500  [i.e., ($10 million x 22.86% x 50%) + ($25 million x 28.58% x
                           50%)] is reinsured under this Agreement, and $11,784,500  [i.e., ($10 million
                           x (80% - 22.86%) x 50%) + ($25 million x (100% - 28.58%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $10,500,000 is retained by THE COMPANY and $7,000,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           If the face amount is decreased to $35 million, the net amount at risk is decreased to $30 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $4,001,000  [i.e., ($10 million x  22.86% x 50%) + ($20 million x 28.58% x
                           50%)] is reinsured under this Agreement, and  $9,999,000  [i.e., ($10 million
                           x (80% - 22.86%) x 50%) + ($20 million x (100% - 28.58%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $9,000,000 is retained by THE COMPANY and $6,000,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           Example 6 - The policy amount is $11 million, the contract fund is $500,000 and the net amount at risk is $10.5  million.  With respect to 50% of the policy risk amount,  $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $1,214,450  [i.e.,
                           ($10 million x  22.86% x 50%) + ($500,000 x 28.58% x 50%)]  is reinsured under this Agreement, and $3,035,550  [i.e., ($10 million x (80% - 22.86%) x 50%) +
                           ($500,000 x (100% - 28.58%) x 50%)]    is reinsured under one or more Other
                           YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50%
                           of the policy risk amount, $3,150,000  is retained by THE COMPANY and
                           $2,100,000  is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           If the face amount is decreased to $10.5  million, the net amount at risk is decreased to $10  million.  In this instance, with respect to 50% of the policy risk amount, $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $1,143,000  (i.e., $10 million x 22.86% x 50%) is reinsured under this Agreement, and  $2,857,000
                           (i.e., $10  million x (80% - 22.86%)x 50%) is reinsured under one or more
                           Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3 million  is retained by THE
                           COMPANY and $2 million  is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

d.       Termination of a non-MPVUL Policy which Results in Additional Capacity at M Life Insurance
                  Company - The portion of the policy net amount at risk reinsured under this Agreement will be decreased by the amount of additional capacity at the M Life Insurance Company made available by the termination of the non-MPVUL policy.

                           Example 7 - The policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is $1.6 million.  With respect to 50% of the policy risk amount, $0 is reinsured with M Life Insurance Company under the Modco
                           Agreement as described in the Preamble (because the M Life Insurance Company retention limit was reached entirely as a result of a non-MPVUL policy),
                           $228,640 (i.e., $1.6 million x 28.58% x 50%) is reinsured under this
                           Agreement, and $571,360 (i.e., $1.6 million x (100% - 28.58%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $480,000 is retained by THE COMPANY and $320,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                            If the non-MPVUL policy is terminated, thereby making available an additional
                           10% capacity at the M Life Insurance Company, then that capacity will be utilized for the $2 million MPVUL policy.  In that instance, with respect to
                           50% of the policy risk amount, $160,000 is reinsured with the M Life Insurance
                           Company under the Modco Agreement as described in the Preamble,  $182,880
                           (i.e., $1.6 million x 22.86% x 50%) is reinsured under this Agreement and
                           $457,120 (i.e., $1.6 million x (80% - 22.86%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $480,000 is retained by THE COMPANY and $320,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of
January 19, 2005.

------------------------------------------------------------ -------------------------------------------------------
PRUCO LIFE INSURANCE COMPANY                                 MUNICH AMERICAN REASSURANCE COMPANY

By:________________________________                          By:______________________________

Title:_______________________________                        Title:_____________________________

Date:_______________________________                         Date:_____________________________

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                               Amendment #3
                                                  to the
                                        AUTOMATIC AND FACULTATIVE
                               YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                       EFFECTIVE December 15, 2003

                                                 Between
                                       PRUCO LIFE INSURANCE COMPANY
                                              (THE COMPANY)

                                                   And

                                   MUNICH AMERICAN REASSURANCE COMPANY
                                             (THE REINSURER)

The parties hereby agree to the following:

6.       Section 7, AUTOMATIC REINSURANCE TERMS, shall be replaced by the following:

     THE REINSURER agrees to automatically  accept  contractual risks on the life insurance policies shown in Schedule A, subject to the following requirements:

a.       CONVENTIONAL  UNDERWRITING.  Automatic  reinsurance applies only to insurance  applications fully underwritten  by THE COMPANY  according  to THE  COMPANY's  conventional  underwriting  and issue rules and  practices.  Upon request,  THE COMPANY shall provide THE REINSURER  with a copy of its current underwriting and issue rules and practices.

         From time to time,  it may be  appropriate  for THE  COMPANY or THE  REINSURER  to request of the other party changes in the  underwriting  rules and  practices.  The party  requesting the change must provide a 120-day  advance  written  notice to the other party before the effective  date of such  change.  Recognition  of  reinsurance  premium  rates  related  to  these  changes  must be
         determined   within  the  120-day  period.   If  the  underwriting   change  or  rate  change  is
         unacceptable  to either party,  this Agreement may be  unilaterally  terminated for acceptance of new business with a 90-day written termination notice to the other party.

b.       RESIDENCE  AND TRAVEL.  To be eligible for automatic  reinsurance,  each insured must either be a resident  of the  United  States  or  Canada  at the time of issue or be a  resident  of  another country  that  meets THE  COMPANY's  special  underwriting  requirements  pertaining  to  foreign residence.

         Applications  with Foreign  Travel qualify for automatic  reinsurance  except when such travel is to  a  country  specifically  not  allowed  under  THE  COMPANY's  foreign  travel  requirements.
         "Foreign Travel" is defined as no more than three months outside the United States or Canada.

c.       OCCUPATION.  To be eligible  for  automatic  reinsurance,  the insured must not be employed in an occupation as shown in the Occupation Exclusion List in Schedule A.

f.       AUTOMATIC  ACCEPTANCE  LIMIT.  For any policy to be reinsured  under automatic  reinsurance,  the face amount shall not exceed the Automatic Acceptance Limit as shown in Schedule A.

g.       JUMBO LIMIT.  For any policy to be reinsured  under  automatic  reinsurance,  the total amount of insurance  in force and  applied for in all  companies  shall not exceed the Jumbo Limit as shown in Schedule A.

h.       MINIMUM  CESSION.  The minimum amount of  reinsurance  per cession that THE REINSURER will accept is shown in Schedule A.

i.       FACULTATIVE  QUOTES.  The risk  shall  not have  been  submitted  on a  facultative  basis to THE
         REINSURER or any other reinsurer.

7.       SCHEDULE A, Section 5, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

     For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the
     Automatic Issue Limits shown in the following tables:

         US/Canadian Residents - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
           Ages:         18 - 65        $60,000,000                 $55,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $49,000,000                 $44,000,000                   $35,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $26,500,000                 $23,500,000                   $16,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $22,000,000                 $19,000,000                   $11,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $13,500,000                 $11,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $5,350,000                  $4,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          Ages:          18 - 65         $50,000,000                 $50,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $40,000,000                 $40,000,000                   $34,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $23,500,000                 $23,500,000                   $15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $19,000,000                 $19,000,000                   $10,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $11,500,000                 $10,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $4,350,000                  $3,350,000                      None
          =========== =============== ========================= ============================= ============================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

     For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
          Ages:          18 - 65            $50,000,000                 $35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $40,000,000                 $25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $35,000,000                 $15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $15,000,000                 $10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $10,000,000                 $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          ----------- --------- --------------------- ----------------- ---------------------

     For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE
     REINSURER on that life under this Agreement will not exceed the amounts in the following tables:

         US/Canadian Residents

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65         $7,145,000                  $5,001,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $5,716,000                  $3,572,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $5,001,500                  $2,143,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $2,143,500                  $1,429,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $1,429,000                  $ 714,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 714,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 214,350                      None
          =========== =============== ========================= =============================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:   18 - 70        $2,858,000         $2,143,500             None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $2,143,500         $1,429,000             None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

3.       SCHEDULE A, Section 6, JUMBO LIMIT, shall be replaced by the following:

     For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the amounts in the following tables:

         US/Canadian Residents

          ===================== ===================== =================== ===================
                                   No Substandard        Class A - D         Class E - H
                                       Rating
          --------------------- --------------------- ------------------- -------------------
          ----------- --------- --------------------- ------------------- -------------------
               Ages:  18 - 80       $65,000,000          $65,000,000         $65,000,000
          ----------- --------- --------------------- ------------------- -------------------
          ----------- --------- --------------------- ------------------- -------------------
                      81 - 85       $30,000,000          $30,000,000         $30,000,000
          ----------- --------- --------------------- ------------------- -------------------
          ----------- --------- --------------------- ------------------- -------------------
                      86 - 90       $10,000,000          $10,000,000         $10,000,000
          =========== ========= ===================== =================== ===================

     Note:  When a policy is reinsured under automatic reinsurance and the total amount in force and applied for in all companies exceeds $50,000,000, THE REINSURER must be notified and THE COMPANY shall provide the amount being issued.

         Non US/Canadian Residents

          ===================== ===================== =================== ===================
                                   No Substandard        Class A - D         Class E - H
                                       Rating
          --------------------- --------------------- ------------------- -------------------
          ----------- --------- --------------------- ------------------- -------------------
               Ages:  18 - 75       $35,000,000          $35,000,000         $35,000,000
          =========== ========= ===================== =================== ===================

4.       SCHEDULE A, Section 8, FOREIGN TRAVEL EXCLUSIONS is deleted from this Agreement.

5.       SCHEDULE A, Section 9, FOREIGN RESIDENCE EXCLUSIONS is deleted from this Agreement.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of
December 1, 2007.

------------------------------------------------------------ -------------------------------------------------------
PRUCO LIFE INSURANCE COMPANY                                 MUNICH AMERICAN REASSURANCE COMPANY

By:________________________________                          By:______________________________

Title:_______________________________                        Title:_____________________________

Date:_______________________________                         Date:_____________________________

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                               Amendment #4
                                                  to the
                                        AUTOMATIC AND FACULTATIVE
                               YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                       EFFECTIVE December 15, 2003
                                                 Between
                                       PRUCO LIFE INSURANCE COMPANY
                                              (THE COMPANY)
                                                   And
                                   MUNICH AMERICAN REASSURANCE COMPANY
                                             (THE REINSURER)

The parties hereby agree to the following:

Section 29, CONFIDENTIALITY, shall be replaced by the following:

29.      CONFIDENTIALITY AND PRIVACY OF PERSONAL INFORMATION

         a.   Confidentiality of Company Confidential Information

              THE REINSURER  agrees to regard and preserve as  confidential  all  information and material which is related to THE COMPANY's  business  that may be obtained by THE REINSURER  from any source as a result of this  Agreement.  THE REINSURER will not,  without first obtaining THE
              COMPANY's prior written consent disclose to any person,  firm or enterprise,  or use for its own  benefit or for the benefit of any third  party any  Company  Confidential  Information.
              "Company  Confidential  Information"  includes,  but is not limited to any and all financial data, statistics,  programs, research,  developments,  information relating to THE COMPANY's insurance and financial  products,  planned or existing  computer  systems  architecture and software,  data,  and  information  of THE  COMPANY  as well  as  third  party  confidential information  to which THE COMPANY has  access.  THE  REINSURER  will keep and  maintain  all
              Company Confidential Information in confidence,  using such degree of care as is appropriate to avoid  unauthorized  use or  disclosure  and will use and disclose  Company  Confidential
              Information  solely:  i) for the  purposes for which such  information,  or access to it, is provided  pursuant to the terms of this Agreement;  ii) to fulfill its obligation  under the
              Agreement;  or (iii) in order to aggregate data with other  companies'  data for the purpose of  creating  studies  or  models,  provided  the  data is not  personally  identifiable  as belonging  to a party or an  insured.  Company  Confidential  Information  does not  include
              Personal Information as defined and discussed below.

              Notwithstanding  the  foregoing,   the  provisions  of  this   'Confidentiality  of  Company
              Confidential  Information'  section  shall not  apply  with  respect  to  disclosing  of the
              Product, the specifications  and/or Company Confidential  Information which is already known to THE REINSURER or is or becomes  publicly  known through no wrongful act of THE REINSURER;
              or is received from a third party without  similar  restriction  and without  breach of this
              Agreement;  or is  independently  developed by THE REINSURER;  or is approved for release by written  authorization of THE COMPANY;  or is placed in or becomes part of the public domain pursuant to or by reason of operation of law.

              Consistent  with the  foregoing,  THE  REINSURER  shall be  permitted  to  disclose  Company
              Confidential  Information  only to its employees  having a need to know such  information in connection  with the  performance  under this  Agreement.  THE REINSURER  shall instruct all employees who access Company  Confidential  Information as to their  obligations  under this
              Agreement,  and THE REINSURER shall be responsible  for all such employees'  compliance with the terms of this  Agreement.  If THE  REINSURER  is  required  by law to  disclose  Company
              Confidential  Information,  THE REINSURER  shall  promptly  notify THE COMPANY in writing in advance of such disclosure,  and provide THE COMPANY with copies of any related  information so that THE  COMPANY  may take  appropriate  action  to  protect  the  Company  Confidential
              Information.

              Notwithstanding  the foregoing,  it is understood and agreed that THE REINSURER may disclose
              Company  Confidential  Information  as required by an  arbitration  panel deciding a dispute arising under this  agreement or in  accordance  with  applicable  law,  court order,  or as required by any regulatory  authority having jurisdiction over THE REINSURER.  THE REINSURER shall be permitted to disclose Company  Confidential  Information if the proposed  recipient
              of  Company  Confidential   Information  has  agreed  in  writing  to  protect  the  Company
              Confidential  Information  to  substantially  similar  standards  as the  standards  of this section in the following  circumstances:  (1) for purposes of  retrocession of the reinsured business;  (2)  during  the  course of  external  audits;  (3) to  consult  any tax  advisor regarding the U.S.  federal income tax treatment or tax structure of this Agreement;  (4) to subcontractors  that require Company  Confidential  Information in order to provide services to THE  REINSURER;  or (5) to  affiliates  of THE  REINSURER for purposes of risk review and analysis.

              In the  event  that  Company  Confidential  Information  in THE  REINSURER's  possession  is disclosed to an  unauthorized  third  party,  THE  REINSURER  shall  immediately  advise THE
              COMPANY and take steps to prevent further disclosure.

b.       Confidentiality of Personal Information

              "Personal  Information,"  which means  information  provided by or at the  direction  of THE
              COMPANY,  or to which access was provided in the course of THE  REINSURER's  performance  of the Agreements  that (i) identifies an individual (by name,  signature,  address,  telephone number  or  other  unique  identifier),  or  (ii)  that  can be used  to  authenticate  that individual  (including,  without  limitation,  passwords  or PINs,  biometric  data,  unique identification numbers,  answers to security questions,  or other personal identifiers).  An individual's  social  security  number,  even in  isolation,  is Personal  Information.  THE
              COMPANY business contact information is not by itself Personal Information.

              THE  REINSURER  acknowledges  that in the  course  of its  engagement  by THE  COMPANY,  THE
              REINSURER  may  receive  or have  access to  Personal  Information.  In  recognition  of the foregoing, THE REINSURER covenants and agrees that:

o        It will keep and maintain all Personal Information in strict confidence, using such degree of care as is appropriate to avoid unauthorized use or disclosure;

o        It will use and disclose Personal Information solely for the purposes for which such information, or access to it, is provided pursuant to the terms of this Agreement, and will not use or disclose such information for THE REINSURER's own purposes or for the benefit of anyone other than THE COMPANY, except that THE REINSURER may use Personal Information for its own internal risk management;

o        It will not, directly or indirectly, disclose Personal Information to anyone outside THE
                      COMPANY, except with THE COMPANY's prior written consent as permitted under the terms of this Agreement unless Personal Information is disclosed to an affiliate of THE REINSURER for purposes of performance under this Agreement; and

o        It shall, upon the earlier of (i) completion of an engagement or termination of this Agreement,
                      (ii) determination that it has no need for Personal Information, or (iii) at any time THE COMPANY requests, dispose of all records, electronic or otherwise
                      (including all backup records and/or other copies thereof) regarding or including any Personal Information that THE REINSURER may then possess or control.
                      Notwithstanding the preceding sentence, REINSURER may retain one copy of the
                      Personal Information if it is required to do so by applicable law, regulation, or its written records retention program. All such Personal Information shall be protected as required by this section, which shall survive termination of this
                      Agreement.  Disposal may be achieved, at THE COMPANY's option, through prompt delivery of the records to THE COMPANY or destruction pursuant to THE REINSURER's written policy governing such destruction and in a manner that renders the records unreadable and undecipherable by any means.  REINSURER agrees to destroy all such personal information at expiration of period for which it is required to retain personal information to the standard of this Agreement. Upon any occurrence of
                      (i), (ii), or (iii) above, THE REINSURER shall promptly certify in writing to THE
                      COMPANY, in a form acceptable to THE COMPANY and executed by an authorized officer of THE REINSURER, that all such Personal Information has been destroyed or returned.

                THE REINSURER shall be permitted to disclose  Personal  Information  only to its employees having  a need to know  such  information  in  connection  with  the  performance  of this
                Agreement.  THE REINSURER shall instruct all employees as to their  obligations under this
                Agreement.  THE REINSURER  shall be  responsible  for all employees'  compliance  with the terms  of this  Agreement.  If THE  REINSURER  is  required  by law to  disclose  Personal
                Information,  THE  REINSURER  shall  promptly  notify THE COMPANY in writing in advance of such  disclosure,  and provide THE COMPANY with copies of any related  information so that
                THE COMPANY may take appropriate action to protect the Personal Information.

                Notwithstanding  the  foregoing,  it is  understood  and  agreed  that THE  REINSURER  may disclose  Personal  Information  as required by an  arbitration  panel  deciding a dispute arising under this agreement or in accordance  with  applicable  law,  court order,  or as required  by  any  regulatory  authority  having  jurisdiction  over  THE  REINSURER.  THE
                REINSURER shall be permitted to disclose  Personal  Information if the proposed  recipient of Personal  Information  has agreed in writing to protect  the  Personal  Information  to substantially  similar  standards  as the  standards  of  this  section  in the  following circumstances:  (1) for purposes of retrocession of the reinsured business; (2) during the course of  external  audits;  (3) to consult any tax advisor  regarding  the U.S.  federal income  tax  treatment  or tax  structure  of this  Agreement;  (4) to  subcontractors  or affiliates  of THE  REINSURER  that  require  Personal  Information  in order  to  provide services to THE  REINSURER;  or (5) to  affiliates  of THE  REINSURER for purposes of risk review and analysis.

                THE  REINSURER  acknowledges  that  the  disclosure  of  Personal  Information  may  cause irreparable  injury to THE COMPANY  and  damages,  which may be  difficult  to  ascertain.
                Therefore,  THE COMPANY shall, upon a disclosure or threatened  disclosure of any Personal
                Information,  be entitled to injunctive  relief, and THE REINSURER shall not object to the entry of an injunction or other equitable  relief against THE REINSURER on the basis of an adequate remedy at law, lack of irreparable harm or any other reason.

                THE REINSURER shall notify THE COMPANY,  promptly and without  unreasonable  delay, but in no event  more  than two (2)  business  days of  learning  that  unauthorized  access  to, disclosure  of, or breach in the  security of Personal  Information  may have  occurred or been attempted (a "Security  Incident")  provided,  however,  that  unsuccessful  attempts against THE REINSURER's  systems firewalls are not Security  Incidents for the purposes of this Agreement.  Thereafter, THE REINSURER shall, at its own cost and expense:

o        Promptly furnish to THE COMPANY full details of the Security Incident;
o        Assist and cooperate  fully with THE COMPANY in THE  COMPANY's  investigation  of THE  REINSURER, employees or third  parties  related to the  Security  Incident,  including  but not limited to providing THE COMPANY with  reasonable  physical access to the facilities
                      and  operations  affected,   facilitating   interviews  with  employees  and  others
                      involved in the matter,  and making  available all relevant  records,  logs,  files, and data;
o        Cooperate  with THE COMPANY in any  litigation  or other  formal  action  against  third  parties deemed necessary by THE COMPANY to protect its rights; and
o        Promptly use its best efforts to prevent a recurrence of any such Security Incident.

                In  addition  to the  foregoing,  THE  REINSURER  agrees  that in the event of a  Security
                Incident,  THE COMPANY shall have the sole right to determine (i) whether  notice is to be provided to any individuals,  regulators,  law enforcement  agencies,  consumer  reporting agencies, or others as required by law or regulation, or in THE COMPANY's discretion;  and
                (ii) the  contents  of such  notice,  whether  any type of  remediation  may be offered to affected persons,  and the nature and extent of any such  remediation.  Any such notice or remediation shall be at THE REINSURER's sole cost and expense.

                THE REINSURER  certifies that its treatment of Personal  Information is in compliance with applicable laws and/or  regulations  with respect to privacy and data security and that it has implemented and currently  maintains an effective  information  security  program that includes  administrative,  technical,  and physical  safeguards to (a) ensure the security and  confidentiality  of Personal  Information;  (b) to protect  against  any  anticipated threats or hazards to the security or integrity of such Personal  Information;  and (c) to protect against  unauthorized access to, destruction,  modification,  disclosure or use of
                Personal   Information  which  could  result  in  substantial  harm  to  THE  COMPANY,  or substantial  harm or  inconvenience  to any person who may be  identified by such Personal
                Information.  THE REINSURER  shall  immediately  notify THE COMPANY if THE REINSURER is in material  breach of this Section.  At THE COMPANY's  request,  but no more frequently than annually,  THE REINSURER agrees to certify in writing to THE COMPANY,  its compliance with the terms of this Section.

                If  THE  REINSURER  no  longer  has  an  information   security  program  that  meets  the
                requirements  of the Gramm Leach  Bliley Act for the handling of Personal  Information  or
                THE  REINSURER  is unable to prevent a  recurrence  of a Security  Incident  as  described above,  THE COMPANY reserves the right to terminate this agreement for new business and/or recapture all inforce business immediately upon written notice to THE REINSURER.

   In witness of the above, THE COMPANY and THE REINSURER have by their respective  officers  executed and delivered this Agreement in duplicate on the dates indicated  below,  with an effective date of October
   1, 2007.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY                                MUNICH AMERICAN REASSURANCE COMPANY

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------